LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

LVIP Mondrian International Value Fund

Supplement Dated July 18, 2025

to the Summary and Statutory Prospectuses dated May 1, 2025

Unless otherwise defined in this supplement, capitalized terms used in this supplement have the meanings assigned to them in the Summary and Statutory Prospectuses

This Supplement updates certain information in the Summary and Statutory Prospectuses for the LVIP Mondrian International Value Fund (the “Fund”). You may obtain copies of the Fund’s Summary and Statutory Prospectuses free of charge, upon request, by calling toll-free 866-436-8717 or at www.lincolnfinancial.com/lvip.

Effective July 1, 2025, the Fund’s Summary and Statutory Prospectuses are revised as follows:

1.	The following replaces the information under Portfolio Managers on page 4 of the Fund’s Summary and Statutory Prospectuses:

Mondrian Portfolio Managers	Company Title	Experience with Fund
Elizabeth A. Desmond, CFA	Executive Chairman	Since May 1998
Nigel A. Bliss, CFA, ASIP	Senior Portfolio Manager	Since May 2014
Alex Simcox, CFA	Head of ESG Investment, Senior Portfolio Manager	Since May 2019
Aileen Gan, CFA	Chief Investment Officer Global and International Equity	Since July 2025

2.	The following replaces the information under Management and Organization — Mondrian Portfolio Managers on page 8 of the Fund’s Statutory Prospectus:

Elizabeth Desmond, Nigel Bliss, Alex Simcox, and Aileen Gan are responsible for the day-to-day management of the Fund’s assets.

Elizabeth A. Desmond, CFA, joined Mondrian’s predecessor organization as a founding member in 1991. On July 1, 2025, she assumed the role of Executive Chairman. In addition to overseeing the governance for the company, she will continue to sit on the International Equity Strategy Committee, the decision-making body for Mondrian’s International Equity products, as an ordinary member. Prior to joining Mondrian Investment Partners, she worked for Hill Samuel Investment Advisers Ltd. and Shearson Lehman Global Asset Management, as well as the Japanese government where she was based in Kagoshima, Japan. She holds a BA degree from Wellesley College and an MA degree in East Asian Studies from Stanford University. She is a member of the Wellesley College Board of Trustees and chairs the endowment investment committee. She is a CFA Charterholder and a member of both the CFA Institute and the CFA Society of the UK.

Nigel A. Bliss, CFA, ASIP, joined Mondrian’s International Equity team in 1995 and is a member of Mondrian’s International Equity Strategy Committee. Mr. Bliss has covered several markets and sectors during his tenure at Mondrian. Currently, his research focus areas emphasize Scandinavia, Hong Kong and Singapore, with sector specializations in energy/materials, technology, communication services, and financials. Previously, he worked at Cazenove & Co. He is a graduate of the University of Manchester. He also holds the ASIP designation and is a member of the CFA Institute and the CFA Society of the UK.

Alex Simcox, CFA, joined Mondrian’s International Equity team in 2007 and is a member of Mondrian’s International Equity Strategy Committee. His research focus areas are primarily the UK and Australia, as well as sector specializations in Industrials, Materials, and Energy. Previously, he worked at Ernst and Young LLP, where he qualified as a Chartered Accountant. He holds a degree in History from Robinson College, Cambridge. He is a CFA Charterholder, a member of the CFA Institute, the CFA Society of the UK, and the Institute of Chartered Accountants of Scotland.

Aileen Gan, CFA, joined Mondrian in 2005, initially on the International Equity team before moving to the Global Equity team in 2012. She leads the Global and International Equity teams and serves as chair of both Strategy Committees. Previously, she worked as a consultant at Accenture, specializing in the financial services sector. She holds a Commerce degree from the University of Melbourne, Australia and holds a Master of Commerce degree from the University of New South Wales, Australia. She is a CPA (Australia) and CFA Charterholder, as well as a member of the CPA Australia, the CFA Institute and the CFA Society of the UK.

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